SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
The Securities Exchange Act of 1934, as amended

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

CASTLEGUARD ENERGY, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the fling fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

CASTLEGUARD ENERGY, INC.
4625 Greenville Avenue, Suite 203
Dallas, Texas 75206
------------------------
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 23, 2003
------------------------

TO: THE SHAREHOLDERS OF CASTLEGUARD ENERGY, INC.

               TAKE NOTICE that the Annual Meeting of the shareholders of Castleguard Energy, Inc. (the "Company") will be held at 17768 Preston Road, Dallas, Texas 75252 on June 23, 2003 at 10:00 a.m. (the "Meeting") for the following purposes:

1.	to elect directors, to serve until the next annual meeting of stockholders;

2.	to appoint Whitley Penn, P. C., Dallas, Texas, as auditors for the Company; and

3.	to transact such other business as may properly come before the Meeting or any adjournment thereof.

               The board of directors of the Company has nominated the four directors presented in this proxy statement for election and unanimously recommends that you vote "FOR" the election of the four nominees to the board of directors and "FOR" the appointment of Whitley Penn.

The specific details of the matters proposed to be put before the Meeting, including the form of the resolutions, are set forth in the Proxy Statement of the Company accompanying this Notice of Meeting.

               This proxy statement, the accompanying proxy card are first being mailed on May 14, 2003, to all stockholders of the Company. Although the Annual Report and this proxy statement are being mailed together, the Annual Report does not form any part of this proxy statement.

Record Date and Outstanding Shares

                The board of directors of the Company fixed the close of business on April 25, 2003, as the record date (the "Record Date") for the annual meeting. Accordingly, only holders of record of the Company's common stock, no par value per share, at the close of business on the record date will be entitled to vote at the annual meeting, either by proxy or in person. As of the record date, 19,226,626 shares of the Company's common stock were issued and 17,364,626 shares were outstanding. Each share of the Company's outstanding common stock entitles the stockholder to one vote on each matter to be submitted to stockholders at the annual meeting. There were 48 stockholders of record as of the record date.

                Only holders of Common Shares of record at the close of business on the Record Date are entitled to receive notice of and to attend and vote at the Meeting, except to the extent that such shareholder has transferred the ownership of any of the shareholder's shares after the Record Date, and the transferee of such shares produces properly endorsed share certificates or otherwise establishes that such transferee owns the shares and demands, no later than 10 days before the Meeting, that his name be included on the list of persons entitled to vote at the Meeting.

                Shareholders who are unable to attend the Meeting or any adjournment thereof in person and who wish to ensure that their shares will be voted are requested to complete, sign and mail the enclosed form of proxy in accordance with the instructions set out in the form of proxy and in the Proxy Statement of the Company accompanying this Notice.

ii

                A form of proxy will not be valid unless it is deposited with Interwest Transfer Company, Inc., 1981 East 4800 South, Suite 100, Salt Lake City, Utah 84117 not later than the close of business on the business day preceding the date of the Meeting or any adjournment thereof, or unless it is delivered to the Chairman of the Meeting prior to the commencement of the Meeting or any adjournment thereof.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Bob G. Honea
Bob G. Honea
President
May 9, 2003
Dallas, Texas

iii

TABLE OF CONTENTS

ANNUAL MEETING OF STOCKHOLDERS	1

PURPOSE	1
RECORD DATE AND OUTSTANDING SHARES	1
SOLICITATION OF PROXIES	1
APPOINTMENT OF PROXY	1
REVOCABILITY OF PROXY	2
EXERCISE OF DISCRETION BY PROXY	2
VOTING OF COMMON SHARES	2
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS	3
SECURITY OWNERSHIP OF MANAGEMENT	3

ITEM 1. ELECTION OF DIRECTORS	4

DIRECTOR NOMINEES	4
MEETINGS OF THE BOARD OF DIRECTORS	6
DIRECTORS COMPENSATION	6
EXECUTIVE COMPENSATION	6
OPTION GRANTS IN LAST FISCAL YEAR	6
AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION/SAR VALUES	6
OPTION EXERCISES AND HOLDINGS	6
EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS	7
COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT OF 1934	7

ITEM 2. APPOINTMENT OF AUDITORS	7

ITEM 3. OTHER MATTERS	7

MARKET FOR COMMON STOCK	7
DIVIDENDS	7

iv

CASTLEGUARD ENERGY INC.
ANNUAL MEETING OF STOCKHOLDERS
June 23, 2003
Purpose

     The annual meeting will be held at 10:00 a.m. on June 23, 2003, at 17768 Preston Road, Dallas, Texas 75252. At the annual meeting, the Company's stockholders will be asked to consider and vote upon the following proposals:

1.	to elect directors, to serve until the next annual meeting of stockholders;
2.	to appoint Whitley Penn, P. C., Dallas, Texas, as auditors for the Company;
3.	to transact such other business as may properly come before the Meeting or any adjournment thereof.

Record Date and Outstanding Shares

     The board of directors of the Company fixed the close of business on April 25. 2003, as the record date for the annual meeting. Accordingly, only holders of record of the Company's common stock, no par value per share, at the close of business on the record date will be entitled to vote at the annual meeting, either by proxy or in person. As of the record date, 19,226,626 shares of the Company's common stock were issued and 17,364,626 shares were outstanding (the "Common Shares"). Each share of the Company's outstanding common stock entitles the stockholder to one vote on each matter to be submitted to stockholders at the annual meeting. There were 48 stockholders of record as of the record date.

Solicitation of Proxies

     THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE MANAGEMENT OF CASTLEGUARD ENERGY, INC. (the "Company") for use at the Annual Meeting of the shareholders of the Company (the "Meeting") to be held on June 23, 2003, at 10:00 a.m. at 17768 Preston Road, Dallas, Texas 75252, for the purposes as set out in the accompanying Notice of Meeting. As a shareholder, you are cordially invited to be present at the Meeting. To ensure that you will be represented at the Meeting in the event that you are unable to attend personally, you are requested to complete, date and sign the accompanying form of proxy and return it to Interwest Transfer Company, Inc., 1981 East 4800 South, Suite 100, Salt Lake City, Utah 84117, not later than the close of business on the last business day preceding the date of the Meeting or any adjournment thereof.

     The costs incurred in the preparation and mailing of the form of proxy, Notice of Annual Meeting and this Proxy Statement will be borne by the Company. In addition to solicitation by mail, proxies may be solicited by personal interviews, telephone or other means of communication and by directors and officers of the Company, who will not be specifically remunerated therefor. While no arrangements have been made to date by the Company, the Company may contract for the distribution and solicitation of proxies for the Meeting. The costs incurred by the Company in soliciting proxies will be paid by the Company.

     No person is authorized to give any information or make any representations other than those contained in this Proxy Statement and if given or made, such information or representations must not be relied upon as having been authorized to be given or made. Except where otherwise stated, the information contained herein is given as of  April 25, 2003.

Appointment of Proxy

     The form of proxy shall be in writing and shall be executed by the shareholder or the shareholder's attorney authorized in writing or, if the shareholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized.

1

     The persons named in the enclosed form of proxy are directors and/or officers of the Company. Each shareholder has the right to appoint a proxyholder other than such directors and/or officers, who need not be a shareholder, to attend and to act for the shareholder at the Meeting. To exercise such right, the names of the nominees of management should be crossed out and the name of the shareholder's appointee should be legibly printed in the blank space provided in the enclosed form of proxy or another form of proxy should be completed. Such shareholder should notify the nominee of his appointment, obtain his consent to act as proxy and instruct him on how the shareholder's shares are to be voted.

Revocability of Proxy

     A shareholder who has submitted a proxy may revoke it at any time prior to the exercise thereof. If a person who has given a proxy attends personally at the Meeting at which such proxy is to be voted, such person may revoke the proxy and vote in person. In addition to revocation in any other manner permitted by law, a proxy may be revoked by instrument in writing executed by the shareholder or by his attorney authorized in writing, or if the shareholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized, and deposited either at the registered office of the Company at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, at which the proxy is to be used, or with the Chairman of the Meeting on the day of the Meeting or any adjournment thereof, and upon either of such deposits, the proxy is revoked.

Exercise of Discretion by Proxy

     The persons named in the enclosed form of proxy have indicated their willingness to represent, as proxyholders, the shareholders who appoint them. Each shareholder may instruct his or her proxyholders as to how to vote the Common Shares represented by the proxy by completing the blanks in the form of proxy.

     Common Shares represented by properly executed proxies in favor of the persons designated in the enclosed form of proxy will be voted or withheld from voting on any poll in accordance with instructions given on the form of proxy. If a shareholder specifies a choice as to any matters to be acted upon, such shareholder's Common Shares shall be voted accordingly.

     In the absence of such specification, the shares will be voted in favor of the matters to be acted upon. The persons appointed under the Proxy furnished by the Company are conferred with discretionary authority with respect to amendments or variations of those matters specified in the Notice of Annual Meeting and with respect to other matters, which may properly come before the Meeting. As of the date of this Proxy Statement, management of the Company knows of no such amendment, variation or other matter.

Voting of Common Shares

     The Board of Directors of the Company has fixed the record date of the Meeting at the close of business on April 25, 2003. A person shown as a shareholder of record on the Record Date shall be entitled to vote the Common Shares registered in holder's name on that date, except to the extent that (a) the holder has transferred the ownership of any of his Common Shares after that date, and (b) the transferee of those Common Shares produces a properly endorsed share certificate or otherwise establishes that the transferee owns the Common Shares, and demands not later than 10 days before the Meeting that the transferee's name be included in the list of shareholders entitled to vote at the Meeting, in which case such transferee shall be entitled to vote such shares at the Meeting. As of the Record Date, there were 17,364,626 Common Shares of the Company outstanding, after deducting shares held in the treasury, each carrying the right to one vote.

2

Security Ownership of Certain Beneficial Owners
The following individuals and entities are known by the Company to own beneficially more than five percent of the Company's common stock on the record date.

Name and address	Number of Shares (1)	Percent of Total Shares
--------------------------------	--------------------------	------------------
Scott Heape 17768 Preston Road Dallas, Texas 75252	2,158,166 (2)	12.2%
Bob G. Honea 4625 Greenville Avenue Suite 203 Dallas, Texas 75206	1,840,000 (3)	10.4%

(1)

Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended. Unless otherwise indicated, each of the persons named has sole voting and investment power with respect to the shares reported.

(2)

H&S Production, Inc. owns 260,000 shares of the Company's common stock. Mr. Heape owns 100% of the shares of H&S Production, Inc. Also includes 300,000 shares which may be purchased by Mr. Heape upon the exercise of options at $0.10 per share which expire September 7, 2011.

(3)

Includes 820,000 shares held by National Tubular Products, Inc., Profit Sharing Plan & Trust, of which Mr. Honea is the principal beneficiary. Also includes 300,000 shares which may be purchased by Mr. Honea upon the exercise of options at $0.10 per share which expire September 7, 2011.

Security Ownership of Management
The following table and notes to the table set forth the information with respect to the shares of common stock beneficially owned as of the record date by:

- each director of the Company;
- each executive officer of the Company; and
- all directors and executive officers of the Company as a group.

Directors and Executive Officers Name and address	Position Held	Number of Shares (1)	Approximate Percent of Common Stock Outstanding
--------------------------------	----------------------	--------------------------	----------------------------
Scott Heape 17768 Preston Road Dallas, Texas 75252	Chairman and Director since 1998	2,158,166 (2)	12.2
Bob G. Honea 4625 Greenville Avenue Suite 203 Dallas, Texas 75206	President, Secretary, Treasurer and Director since 1998	1,840,000 (3)	10.4

	3

Benton Poole 2231 Ridge Road Suite 200 Rockwall, TX 75087	Director since 1998	677,200 (4)	3.9
Harvey Jury 17768 Preston Road Dallas, Texas 75252	Director since 2003(5)	130,000	2.7
		---------------	----------
All directors and executive officers as a group (4 individuals, including the executive officers and directors listed above)		4,805,366 (6)	26.6

(1)

Beneficial ownership  as reported in  the above  table has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended. Unless otherwise indicated, each of the persons named has sole voting and investment power with respect to the shares reported.

(2)

H&S Production, Inc. owns 260,000 shares of the Company's common stock. Mr. Heape owns 100% of the shares of H&S Production, Inc. Includes options to purchase 300,000 shares which are currently exercisable.

(3)

Includes 820,000 shares held by National Tubular Products, Inc., Profit Sharing Plan & Trust, of which Mr. Honea is the principal beneficiary. Includes options to purchase 300,000 shares which are currently exercisable.

(4)

Includes shares held by Poole & Moffett Profit Sharing Trust fbo Benton J. Poole of which Mr. Poole is the principal beneficiary. Includes options to purchase 100,000 shares which are currently exercisable.

(5)	Appointed by Board of Directors on April 11, 2003 to complete the term of G. Neil L. Kennedy after his death in early 2003.

(6)	Includes options to purchase 700,000 shares which are currently exercisable.

ITEM 1. ELECTION OF DIRECTORS

Director Nominees

               The Bylaws of the Company provide that the number of directors shall be determined by resolution of the Board of Directors or by the stockholders at an annual or special meeting called for such purpose. Four directors will be elected at the annual meeting to serve until the Company's next annual meeting of stockholders and until their respective successors are elected and qualified, or until the earliest of their death, resignation or removal.

               The following sets forth certain information for each nominee and for each continuing director of the Company.  There is no family relationship between any of the directors or between any director and any executive officer of the Company.

               Management does not contemplate that any of the nominees will be unable to serve as a director but, if that should occur for any reason prior to the Meeting, the persons designated in the enclosed form of proxy reserve the right to vote for other nominees in their discretion.

4

               The following sets forth the four persons proposed to be nominated for election as directors, all positions and offices with the Company now held by them, their principal occupations during the last five years, and the periods during which they have served as directors of the Company. For information on the number of Common Shares of the Company beneficially owned, directly or indirectly, by each of them, or over which they exercise control or direction, as of April 25, 2003, please see the table under "Security Ownership of Management."

Scott G. Heape

              Mr. Heape is a director and Chairman of the Board of the Corporation. Mr. Heape is President and Founder of H & S Production, Inc. and HSP Geophysical, Inc. He received a B.S. in Geology from Tulane University in 1972. He has engaged in all phases of the oil and gas business since 1972 where he served as an exploration geologist with Lone Star Producing Company, a wholly owned subsidiary of Lone Star Gas (now part of TXU Corp.). From 1972 to 1975, Mr. Heape performed extensive geological work for Lone Star in East Texas, Northern Louisiana, and Southern Arkansas. He joined Bass Enterprises in 1975 and left Bass in 1976 to form H & S Production, Inc., a Texas corporation.

              Mr. Heape is a Certified Petroleum Geologist by the American Association of Petroleum Geologists, a Certified Professional Geological Scientist by the Association of Professional Geological Scientists, a member of the Independent Petroleum Association of America (IPAA), the Society of Independent Professional Earth Scientists (SIPES), the Texas Independent Production and Royalty Owners Association (TIPRO), the East Texas Geological Society and the Dallas Geological Society.

Bob G. Honea

              Mr. Honea is the President and a director of the Corporation. Mr. Honea has over 30 years of experience in the domestic and international oil field tubular business. During this time, he has dealt with both major and independent oil and gas companies.

Mr. Honea has been the President of National Tubular Products, Inc, and NTP Energy, Inc. since 1974. Both companies are located in Dallas, Texas.
Benton J. Poole

              Mr. Poole is a director of the Corporation. Mr. Poole received a Bachelor of Business Administration degree from the Texas Tech University in 1973 and a Doctor of Jurisprudence degree from Texas Tech University School of Law in 1976. Mr. Poole has 25 years of experience in the private practice of law, concentrating in oil, gas and mineral law. He is a member of the Oil, Gas and Mineral Law/Energy Law Section of the American Bar Association, the State Bar of Texas, and the Dallas Bar Association.

Harvey Jury

              Mr. Jury is founder and managing director of Jury & Associates, a Dallas-based management and marketing consulting organization. Jury & Associates and its predecessors have been serving clients throughout the United States since 1970. Jury & Associates clients are active in oil and gas, commercial and residential real estate, title insurance, investment management, banking and trust services, and other financial services.

The board of directors of the Company recommends that the stockholders vote "FOR" each of the four nominees named above.

5

Meetings of the Board of Directors

               The board of directors held one meeting during the fiscal year ended December 31, 2002, by telephone conference call and acted on three occasions by unanimous written consent. Each director participated in all of the meetings of the board of directors held. Other than the compensation committee that was established in year 2000, the board of directors did not have an audit, executive or other committee during the fiscal year ended December 31, 2002. Messrs. Poole and Kennedy served on the compensation committee which has not functioned since March 2001.

Directors Compensation
None of the directors receive a fee for their attendance at directors' meetings.

Executive Compensation
Neither the chief executive officer or any other executive officer of the Company received any cash salary or bonus during the fiscal year ended December 31, 2002.

Option Grants in Last Fiscal Year
No options were granted during calendar 2002.

Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year End Option/SAR Values

               No stock options or stock appreciation rights were exercised by any executive officer of the Company in the year 2002, and 1,000,000 options on shares of the Company's common stock were outstanding at the end of year 2002.

Option Exercises and Holdings
The following table sets forth the options that were issued to the directors and which remain outstanding at December 31, 2002:

Executive	Number of Options Granted	Percentage of Total Options Granted	Date Granted	Exercise Price	Number of Securities Underlying Unexercised Options at Fiscal Year-End (all exercisable)	Value of Unexercised In-the-money Options Fiscal Year-End
Scott G. Heape	300,000	30	9/7/01	$ .10	300,000	0
Bob G. Honea	300,000	30	9/7/01	$ .10	300,000	0
Benton J. Poole	100,000	10	9/7/01	$ .10	100,000	0
G. Neil R. Kennedy	100,000	10	9/7/01	$ .10	100,000	0

There are no Stock Appreciation Rights (SAR) outstanding.

6

Employment Contracts and Termination of Employment and Change-in-Control Arrangements
The Company does not have any employment agreements with any of its officers.

Compliance With Section 16(a) of the Exchange Act

               Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and beneficial owners of more than 10% of the Company's common stock to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. We have reviewed the reports from officers and directors. Based on this review, the Company believes that all filing requirements during 2002 were met.

ITEM 2. APPOINTMENT OF AUDITORS

               The shareholders will be asked to vote for the appointment of Whitley Penn, P.C. as auditors of the Company until the close of the next annual general meeting, at such remuneration as may be approved by the board of directors of the Company. Whitley Penn, P.C. has been the auditor of the Company since 2002, when it combined with the audit practice of Jackson & Rhodes, P.C. which had served as auditor for the Company since April 2000. The persons designated in the enclosed form of proxy, unless instructed otherwise, intend to vote for the appointment of Whitley Penn, P.C., as auditor of the Company. A representative of Whitley Penn, P.C. will be available at the meeting to answer any appropriate questions.

               Audit Fees: For professional services rendered for the audit of the Company's annual financial statements (included in the Company's Annual Report on Form 10-KSB for 2002) and the review of the Company's financial statements included in the Company's Quarterly Reports on Form 10-QSB for 2002, Whitley Penn, P.C. has billed the Company a total of $16,800 in fees.

               Financial Information Systems Design and Implementation Fees: Whitley Penn, P.C. has not performed (and has not billed the Company for) any financial information systems design and implementation fees for 2002.

All Other Fees: Jackson & Rhodes, P.C. prepared the Company's corporate tax return for the year 2001 for which it billed fees of $2,448.

               After reviewing the Company's business relationship with Whitley Penn, P.C., the Board of Directors has affirmed its belief that the business relationship meets the requisite standards of auditor independence.

ITEM 3. OTHER MATTERS

              Management is not aware of any matter to come before the Meeting other than the matters referred to in the Notice of the Meeting. However, if any other matter properly comes before the Meeting, the accompanying form of proxy confers discretionary authority to vote with respect to amendments or variations to matters identified in the Notice of the Meeting and with respect to other matters that properly may come before the Meeting.

Market for Common Stock
The Company's common stock is traded on the NASD Over-the-Counter Bulletin Board.

Dividends

     The Company has never declared or paid any cash dividends on the common stock and does not presently intend to pay cash dividends on the common stock in the foreseeable future. The Company intends to retain future earnings for use in connection with future business plans.

7

APPROVAL AND CERTIFICATION
The contents and sending of this Proxy Statement have been approved by the directors of the Company.

Where information contained in this Proxy Statement rests peculiarly within the knowledge of a person other than the Company, the Company has relied upon information furnished by such person.

By Order of the Board of Directors,

/s/ Scott Heape Scott Heape Chairman	/s/ Bon Honea Bob G. Honea President

May 9, 2003

8

CASTLEGUARD ENERGY INC.
PROXY
Annual Shareholders Meeting
June 23, 2003
(Please read the enclosed Proxy Statement before completing this Proxy Form)
This Proxy is Solicited on Behalf of the
Board of Directors of the Company

              The undersigned Shareholder of Castleguard Energy, Inc. (the "Corporation") hereby constitutes and appoints Scott Heape, Chairman of the Company, or failing him, Bob G. Honea, Director of the Company, as proxy for the undersigned, with power of substitution, to attend, act and vote on behalf of the undersigned at the Annual Meeting of Shareholders of the Company to be held on June 23, 2003 and at any or all adjournments thereof, in the same manner, to the same extent and with the same power as if the undersigned were present at the said meeting or any and all adjournments thereof and, without limiting the general authorization given, the persons above named are specifically directed to vote on behalf of the undersigned in the following manner:

1.

FOR ________ or AGAINST ________ or WITHHOLD ________ the election of Scott Heape, Bob G. Honea, Harvey Jury and Benton Poole as directors of the Company, as specified in the Proxy Statement dated May 11, 2003.

(Instruction: To withhold authority to vote for individual nominees, write their names in the space provided below)
_________________________________________________________________________________________

2.	FOR ________ or AGAINST ________ or ABSTAIN ________ the appointment of Whitley Penn, P.C., as auditors.

3.

Conferring discretionary authority, to vote on amendments or variations to the matters identified in the Notice of Meeting and on all other matters that may properly come before the Meeting or any adjournment thereof:

THE UNDERSIGNED HEREBY REVOKES ANY PROXIES HERETOFORE GIVEN, THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT AND WILL BE VOTED AS DIRECTED IN THE SPACES PROVIDED ABOVE OR, IF NO DIRECTION IS GIVEN, IT WILL BE VOTED IN FAVOR OF EACH OF THE ABOVE MATTERS.

DATED this _________ day of ______________________, 2003.

SIGNATURE OF SHAREHOLDER

NAME OF SHAREHOLDER - Please Print

NUMBER OF SHARES

(1)

A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON, WHO NEED NOT BE A SHAREHOLDER, TO ATTEND AND ACT ON HIS BEHALF AT THE ANNUAL MEETING OTHER THAN THE PERSONS DESIGNATED IN THIS FORM OF PROXY. THIS RIGHT MAY BE EXERCISED BY INSERTING SUCH OTHER PERSON'S NAME IN THE BLANK SPACE PROVIDED FOR THAT PURPOSE OR BY COMPLETING ANOTHER PROPER FORM OF PROXY AND, IN EITHER CASE, BY DELIVERING THE COMPLETED FORM OF PROXY TO THE CORPORATION AS INDICATED BELOW.

(2)

This form of proxy must be dated and must be executed by the shareholder or his attorney authorized in writing or, if the shareholder is a body corporate, under its corporate seal or by an officer or attorney thereof duly authorized. A copy of such authorization should accompany this form of proxy. Persons signing as executors, administrators, trustees etc. should so indicate. If this form of proxy is not dated, it shall be deemed to bear the date on which it was mailed to the shareholder by the Company.

(3)

In order for this form of proxy to be effective at the Meeting or any adjournment thereof, it must be completed, signed and deposited with Interwest Transfer Company, Inc., 1981 East 4800 South, Suite 100, Salt Lake City, Utah 84117, not later than the close of business on the business day preceding the Meeting or an adjournment thereof or with the Chairman of the Meeting on the day of the Meeting prior to the commencement or any adjournment thereof.